Ohio National Fund, Inc.

Supplement dated February 15, 2022

to the Prospectus dated May 1, 2021

Effective on or about March 1, 2022, the following supplements and amends the prospectus dated May 1, 2021, as previously amended:

ON Janus Henderson Forty Portfolio

Under the section “Management,” the following paragraph replaces the corresponding paragraph in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as the investment sub-adviser of the Portfolio. Doug Rao, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since June 2013. Brian Recht, a Portfolio Manager at Janus, has been Co-Portfolio manager since March 2022. Nick Schommer, CFA, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since January 2016.

Fund Management

Under the section “Management of Portfolios,” the following information is inserted before the first full paragraph on Page 64:

Brian Recht is Co-Portfolio Manager of the ON Janus Henderson Forty Portfolio since March 2022. He is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus in 2015. He holds a Bachelor’s degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.

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Please retain this supplement with your Prospectus for future reference.